Retirement Class ECSQX
Institutional Class ECSWX
Embark Commodity Strategy Fund

Summary Prospectus – January 19, 2024
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated January 19, 2024, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class
Management Fees	0.66%	0.66%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.21%	0.29%
Total Annual Fund Operating Expenses	0.87%	0.95%
Expense Reimbursement	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.71%	0.79%
1 “Other Expenses” are estimated for the current fiscal year.
2  The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.71% and 0.79% for the Retirement and Institutional share classes, respectively, through February 28, 2025. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense reimbursement arrangement only for the contractual period). Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
Retirement Class	$73	$262
Institutional Class	$81	$288

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other financial instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
The Fund seeks to provide exposure to commodities markets by investing in commodity-linked instruments across various commodity sectors either directly or through its investments in its Subsidiaries (as defined below). Commodities are tangible assets such as agricultural products, oil or metals. Generally, the Fund gains exposure to commodities by investing, through its Subsidiaries (as defined below), in commodity-linked derivative instruments, which include long and short positions in commodity futures contracts and commodity-linked swaps. A commodity futures contract is a legal agreement to buy or sell a particular commodity at a predetermined price at a specified time in the future. A commodity-linked swap is an over-the-counter (“OTC”) derivative instrument whereby payments are exchanged between the counterparties based upon the price of the underlying asset (such as a commodity or commodity index) over the life of the swap. As collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives, the Fund will invest in investment-grade debt instruments and money market funds. With respect to debt instruments, the Fund invests in U.S. Treasury bills as well as corporate bonds, commercial paper, and other U.S. Treasury securities (including U.S. Treasury inflation-protected securities (TIPS)) and repurchase agreements on any such instruments. While there are no restrictions as to the maturity or duration of debt instruments in which the Fund invests, the Fund typically invests in debt instruments with maturities of less than 12 months.
The Fund pursues its investment objective by allocating the Fund’s assets among multiple investment managers (each, a “Subadvisor”), which are unaffiliated with Harbor Capital Advisors, Inc. (the “Advisor”), the Fund’s investment adviser. Each Subadvisor is a discretionary subadviser, meaning it provides day-to-day portfolio management for a portion of the Fund’s assets (referred to as a “sleeve”) and is responsible for buying and selling instruments for its sleeve using a commodities investing strategy. The Advisor is responsible for selecting and overseeing the Subadvisors and allocating the Fund’s assets among the Subadvisors’ sleeves. The Advisor will determine allocations among the Subadvisors and adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies complement one another. The Advisor may also make additional allocation changes to manage the Fund’s overall cash position as well as the Fund’s exposure to different commodities or sectors.
The Advisor has selected AQR Capital Management, LLC (“AQR”); CoreCommodity Management, LLC (“CoreCommodity”); Neuberger Berman Investment Advisers LLC (“Neuberger Berman”); Quantix Commodities LP (“Quantix”); Schroder Investment Management North America Inc. (“SIMNA”); and Summerhaven Investment Management, LLC (“Summerhaven”) to each serve as a Subadvisor to the Fund. SIMNA may use a

Summary Prospectus
Embark Commodity Strategy Fund

sub-Subadvisor, Schroder Investment Management North America Limited (“SIMNA Ltd.”), which is an affiliate of SIMNA. References to Subadvisors include SIMNA Ltd., as applicable, with respect to its role as a sub-Subadvisor to the Fund.
Each Subadvisor may invest up to 25% of the assets in its sleeve, as determined at the end of each fiscal quarter, in a subsidiary that is wholly owned and controlled by the Fund (each, a “Subsidiary” and collectively, the “Subsidiaries”) organized under the laws of the Cayman Islands. The investments in the Subsidiaries are expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. Each Subsidiary has the same investment objective and will follow the same investment policies and restrictions as the Fund, except that each Subsidiary may invest without limitation in commodity-linked derivative instruments. References to the Fund’s investment strategies and risks include those of its Subsidiaries. Each Subsidiary is advised by the Advisor and subadvised by its respective Subadvisor. In the aggregate, up to 25% of the Fund’s assets may be invested in the Subsidiaries.
Each Subadvisor has its own process for evaluating sectors, commodities and commodity-linked instruments and will act independently from the other Subadvisors in selecting investments. In seeking commodities market exposure, a Subadvisor may take various factors into account, such as (without limitation) proprietary model outputs, market conditions, inflation hedging and the relative cost of holding a “rolling” futures position (as described below), as well as the diversification and overall risk properties across its sleeve. As a result of the Fund’s strategy, the Fund may have significant exposure to particular sectors or commodities at times.
As part of their strategies for the Fund, the Subadvisors will engage in “rolling” of futures contracts. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative, which may result in a loss to the Fund.
The Fund may invest in instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. While the Fund does not engage in borrowing for investment purposes, commodity-linked derivative instruments in which the Fund invests are leveraged so that small changes in the underlying commodity prices result in disproportionate changes in the value of the instruments. Such investments will therefore have a leveraging effect on the Fund’s portfolio. Neither the Fund nor any of the Subsidiaries is expected to invest directly in any physical commodities.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other investments, such as stocks or bonds. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first six) include:
Commodity Risk: The Fund has exposure to commodities through investments (either directly or through the Subsidiaries) in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund may be more susceptible to risks associated with those sectors.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiaries) may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Commodity Futures Contract Risk: Like investments in other commodity-linked derivative instruments, investments in commodity futures contracts may subject the Fund to significantly greater volatility than investments in traditional securities. If all or a significant portion of the futures contracts were to reach a negative price, you could lose your entire investment. Each trading facility on which the commodity futures contracts are traded has the right to suspend or limit trading in the instruments that it lists. Certain of the futures contracts in which the Fund may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of limits that constrain appreciation

Summary Prospectus
Embark Commodity Strategy Fund

or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration through “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the prices of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract that may negatively impact returns.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities or other financial instruments held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Multi-Manager Risk: The Subadvisors’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. It is possible that one or more of the Subadvisors may, at any time, take positions that may be opposite of positions taken by other Subadvisors. In such cases, the Fund will incur brokerage or other transaction costs, without accomplishing any net investment results. Moreover, the allocation of Fund assets among Subadvisors may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisors.
Counterparty Risk: A counterparty, including a counterparty to an OTC derivative instrument, may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Commodity Pool Regulatory Risk: The Fund is deemed to be a commodity pool due to its investment exposure to commodity-linked derivatives and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and each Subadvisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Subadvisors, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Subadvisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a contractual instrument owned by the Fund could default on its obligation.  See “Counterparty Risk."
Foreign Currency Risk: As a result of the Fund’s investments in securities or other financial instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.
Investment in Money Market Funds Risk: Investments in money market funds are subject to market and selection risk. In addition, if the Fund acquires shares of money market funds, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the money market funds.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities or other financial instruments selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities or other financial instruments selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can

Summary Prospectus
Embark Commodity Strategy Fund

significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Subsidiary Risk: By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries are not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, are not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the Treasury Department
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisors
The Advisor has engaged AQR Capital Management, LLC; CoreCommodity Management, LLC; Neuberger Berman Investment Advisers LLC; Quantix Commodities LP; Schroder Investment Management North America Inc. (with Schroder Investment Management North America Limited as sub-Subadvisor); and Summerhaven Investment Management, LLC as Subadvisors since 2024 to provide discretionary investment management services to their respective sleeves of the Fund.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for allocating the Fund’s assets among its Subadvisors and managing any assets not allocated to a Subadvisor. Each Subadvisor is responsible for making day-to-day investment decisions for its allocated assets.
Jason M. Alonzo, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Justin Menne, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Jake Schurmeier, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2024.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Shares are available only through certain intermediary channels, and investors who wish to purchase, exchange or redeem shares should therefore contact their financial intermediary directly. There are no minimum investment amounts applicable to the Fund.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Embark Commodity Strategy Fund
January 19, 2024
Retirement Class	Institutional Class

ECSQX	ECSWX

HFII.SP.ECS.0124
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302